EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Alkermes, Inc. (the “Company”) on Form 10-K/A for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Richard F. Pops, Chief Executive Officer of the Company, and James M. Frates, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard F. Pops
Richard F. Pops
Chief Executive Officer and Director
(Principal Executive Officer)

/s/ James M. Frates
James M. Frates
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)
Date:August 14, 2006